UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01       Other Events

Trinseo S.A. (the "Company") will hold its Annual General Meeting on June 20,  2018 in the Grand Duchy of Luxembourg. Immediately following the Annual General Meeting, the Company will hold an Extraordinary General Meeting. The record date for both the Annual General Meeting and the Extraordinary General Meeting is April 13, 2018. Each shareholder who plans to attend the Company’s Annual General Meeting and/or the Extraordinary General Meeting in person is required to notify the Company in accordance with the Company’s articles of association.

Any such notices to attend the Annual General Meeting and/or the Extraordinary General Meeting in person should be directed to:

Attn:  Corporate Secretary – Notification to Attend Annual/Extraordinary General Meeting

Trinseo S.A.

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, & Corporate Secretary

Date: April 10, 2018

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